UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

ENERGYCONNECT GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction: ____________________________________
5)	Total fee paid: _______________________________________________________________
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

1)	Amount Previously Paid: _______________________________________________
2)	Form, Schedule or Registration Statement No.: _______________________________
3)	Filing Party: _________________________________________________________
4)	Date Filed: __________________________________________________________

EnergyConnect Group, Inc.
51 EAST CAMPBELL AVE, SUITE 145, CAMPBELL, CA 95008
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on
Tuesday, July 28, 2009

The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/ecng

BAR CODE RESTRICTED AREA
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 14, 2009 to facilitate timely delivery.

Dear EnergyConnect Group, Inc. Stockholder:

The 2009 Annual Meeting of Stockholders of EnergyConnect Group, Inc. (the “Company”) will be held at the Company’s corporate office located at 51 East Campbell Avenue, Suite 145, Campbell, CA 95008, on Tuesday, July 28, 2009, at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1) to elect six Directors to our Board of Directors;

(2) to vote on the approval of the restatement of the Company’s 2004 Stock Incentive Plan:

Management recommends a vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on June 5, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER ”
You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number	’

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found at: http://www.energyconnectinc.com/investors/

Meeting Location:
EnergyConnect Group, Inc.
51 East Campbell Ave, Suite 145
Campbell, CA 95008

The following materials are available for you to review online:
•	Combined 2009 Proxy Statement and 2008 Annual Report on Form 10-K (including all attachments thereto);
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials, (you must reference your 11-digit control number)
Telephone:	1-888-313-0164 (outside of the U.S. and Canada call
Email:	shrrelations@bnymellon.com
Internet:	http://bnymellon.mobular.net/bnymellon/ecng

ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for EnergyConnect Group, Inc. are available to review at:

http://bnymellon.mobular.net/bnymellon/ecng

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above website.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.